The Sentinel Funds

Class A, Class B, Class C, Class D and Class S

Supplement dated October 23, 2009

to the Prospectus dated March 31, 2009, as supplemented to date

Sentinel Short Maturity Government Fund Class S Shares

In the supplement dated September 11, 2009 to the Prospectus dated March 31, 2009, as supplemented, changes were announced to the exchange privileges for shareholders of Class S shares of the Sentinel Short Maturity Government Fund, which were to become effective December 18, 2009.  It has been decided not to implement those changes.  The original language in the Prospectus dated March 31, 2009, as supplemented prior to September 11, 2009, contains the applicable disclosure relating to exchange privileges for Class S shares of the Sentinel Short Maturity Government Fund.